American Century Mutual Funds, Inc.

Statement of Additional Information Supplement

Balanced Fund ¡ Capital Growth Fund ¡ Capital Value Fund
Focused Growth Fund ¡ Fundamental Equity Fund
Giftrust® Fund ¡ Growth Fund ¡ Heritage Fund ¡ New Opportunities Fund
New Opportunities II Fund ¡ NT Growth Fund ¡ NT VistaSM Fund
Select Fund ¡ Ultra® Fund ¡ Veedot® Fund ¡ VistaSM Fund

Supplement dated April 15, 2009 ¡ Statement of Additional Information dated March 1, 2009

The entry for Steve Lurito in the Accounts Managed table on page 61 of the statement of additional information is deleted.

The entries for Steve Lurito under Select and Ultra in the Ownership of Securities table on page 66 of the statement of additional information are deleted.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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